Exhibit 99.1

UDR | United Dominion Realty Trust







United Dominion Realty Trust (NYSE: UDR), has a demonstrated history of delivering superior and dependable returns by successfully managing, buying, selling, developing and redeveloping attractive real estate properties in targeted US markets.

Highlights

- 4th largest apartment REIT
  - Approximately 70,000 apartment homes
  - $8.2 billion total market cap
  - Portfolio positioned to capture job and demographic trends

Compelling Value Creation Strategy

- Creating value and implementing strategies to accelerate growth
  - Strengthen our research-driven portfolio
    - Leverage our capacity & infrastructure with quality assets in selected markets
  - Expand our taxable REIT subsidiary business
    - Expand development, redevelopment, land entitlement and short-term hold investments
  - Transform operations to grow income
    - Grow net operating income through automation and efficiency
  - Source capital matched to opportunities
    - Leverage research capabilities and operating, financial and investment platforms to attract a variety of low cost capital

At a Glance

- Current Stock Price (2.28): $32.65
- 52-Week Range: $25.50 - $34.10
- 2007 Indicated Dividend: $1.32
- Current Yield: 3.8%
- Institutional Ownership: 77.3%
- Insider Ownership: 6.0%

Current topics

March 19 – Investor Day, Grand Hyatt, NY

- Continued strength in apartment market fundamentals
  - Sustainable rent growth
  - Portfolio positioned to benefit from strong job growth, low housing affordability
  - Expect 69% of 2007 NOI will be generated in California, Florida, Texas and the DC corridor.
- Focus on technology to improve customer service and reduce costs
  - 5-year goal is to generate 90% of leases on line and process 100% of rent payments electronically
  - Will implement resident portal for on line service requests
  - Expect to choose yield management software in 60 days
- Development pipeline totals $1.9B
  - Developments in process: 2,701 homes, $551M
  - Future development pipeline: 8,368 homes, $1.3B
  - Value creation of $500 to $900 million or $3 to $6 per share
- Redevelopment pipeline totals $357M
  - 4,060 homes in 13 communities
  - Value creation in excess of $300 million or $2 per share
- TRS includes development, redevelopment, land entitlement, lease-up, etc.
  - Sold Las Colinas Development in Q4 for $44.5M, after tax profit of $8.8M
  - Sold 384 condominiums in 2006 for gross proceeds of $72M and after tax profit of $19.8M







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UDR | United Dominion Realty Trust

Investor Presentation
March 2007

Operations:

2006 Results	**Q4**	**YTD**
Monthly Income per Home:	$915	$884
Occupancy:	94.3%	94.7%
Year-over-Year Changes:		
Monthly Income per Home:		
⊗ $ Increase vs. 2005:	$53	$50
⊗ % Increase vs. 2005:	6.1%	6.0%
Concessions:	(8.2%)	(17.6%)
Expenses:	(0.2%)	1.8%
NOI:	8.8%	8.6%

2006 Community Acquisitions/Dispositions

	Location	*# of Homes*	*$millions*
Acquisitions:	California	900	$198.0
	Texas	1,477	108.5
	Nashville	386	21.0
	Total	**2,763**	**$327.5**
Dispositions:	North Carolina	3,635	$195.1
	Texas	2,078	119.5
	Memphis	630	27.0
	Aurora, CO	600	30.7
	Seattle	518	58.0
	Mesa, AZ	192	14.6
	Total	**7,653**	**$444.5**

Revenue: Hot Markets for 2007

Markets expected to demonstrate revenue growth greater than 7%

Tampa, FL	Northern California
Southern California	Charlotte, NC
Portland, OR	Orlando, FL
Seattle, WA	Phoenix, AZ

2007 Top 10 Markets

(proforma)	*% of 2007E NOI*
Metro D.C.	11%
Orange Co., CA	10%
Tampa, FL	6%
San Francisco, CA	6%
Houston, TX	5%
Orlando, FL	5%
Baltimore, MD	4%
Raleigh, NC	4%
Richmond, VA	4%
Nashville, TN	3%
Total	**56%**

TRS:

Overview

Our Taxable REIT Subsidiary provides us flexibility to assemble a portfolio and harvest value through entitlement, zoning changes, development, redevelopment, and conversion to condominiums. It gives us flexibility to act quickly when markets change.

Completed Development – Mandalay on the Lake

Las Colinas, TX - 367 homes

Sold in Q4 for $44.5 million - $32 million cost


SOLD

2007 Guidance

Includes ~$0.25 per share in TRS contribution

- 2007 pipeline includes 4 to 5 transactions, plus condo activity
- Four transactions in process, expected to close in first half of 2007
- Condo gains down 35% from 2006, occurring later in year

Condo Conversions In-Process

Location	*# of Homes*	*Ave. Sales Price*
Tampa, FL	320	$155,000
Phoenix, AZ	320	200,000
Long Beach, CA	158	355,000
Tampa, FL	54	400,000
San Francisco, CA	24	550,000
Total	**876**	

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UDR | United Dominion Realty Trust

Investor Presentation
March 2007

Development: Redevelopment: Pipeline $1.9 billion identified 21 communities 11,069 apartment homes $500 million to $900 million Value Creation, or $3 to $6 per share Waterside Towers – Washington D.C. Kitchen/Bath Program Targeting 8% to 10% Stabilized ROI 14,000 Completed; > 20,000 in Pipeline Expect to complete 650 per month during 2007 Absorbing $0.02 per share in annual dilution from homes out of service Full Community Redevelopment 13 communities underway - 4,060 homes $170 budgeted cost; $357 total investment Targeting 10% stabilized ROI Absorbing $0.07 per share in annual dilution from homes out of service Over $300 million in estimated value creation or $2 per share Cost (B) $ Before Before After After Number of Homes Budgeted Cost Number Budgeted of Homes Cost Wholly Owned - Under Development 872 76,000 Developments In Progress - Under Contract 860 105,000 Development Joint Ventures 969 370,000 Total Current Development 2,701 551,000 Future Development - Owned 3,146 570,000 Future Development - Under Investigation 5,222 779,000 Total Future Development 8,368 1,349,000 Total Development Pipeline 11,069 1,900,000 $ TOTAL DEVELOPMENT PIPELINE Rent Increase Examples: Before After Increase % So. California $1,270 $1,408 $138 10.9% No. California $1,189 $1,325 $136 11.4% Monterey $996 $1,093 $97 9.7% Baltimore $953 $1,035 $82 8.6% Portland $764 $907 $143 18.7% Orlando $769 $895 $126 16.4% Tampa $779 $889 $110 14.1% Value Creation Examples: Expected Cash Flow Growth Cash on Cash Return Value Created Legacy at Mayland 100% 11% $36M Dominion Great Oaks 52% 7% - 8% 15M Gayton Crossing 100% 8% 14M Wellington Place 36% 7% - 8% 14M Altamira Place 57% 7% - 8% 13M Taylor Place 50% 9% 13M $935M $702M $601M $508M $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 5.00% 5.50% 5.75% 6.00% Cap Rate Value Creation: Cap Rate Sensitivity Capitalization Value Created

2007 Guidance at Midpoint:

		FFO
2006 FFO	$	1.68
Same Store Growth*		0.18
Interest Savings & Preferred Stock Redemption		0.06
G&A Growth		(0.03)
TRS Growth		0.06
Effect of 2006 Community Sales		(0.05)
Incremental Redevelopment Dilution		(0.03)
Lower Other Income		(0.02)
2007 Expected FFO	$	1.85

*Assumes 6% revenue growth, 4% expense growth, 7% NOI growth and no acquisitions/sales

UDR Investor Day:

March 19, 2007 - 1:00 pm - Grand Hyatt New York

UDR's Investor & Analyst Day. Senior management will share the Company's business strategy, performance and future outlook.

Meeting and Reception Location:
Grand Hyatt New York
Park Avenue at Grand Central
New York, New York 10017

Dinner Will Follow:
The Capital Grille
Trylon Towers – Chrysler Center
155 East 42nd Street
New York, New York 10017

Agenda
12:00 – 1:00pm – Registration
1:00 – 2:45pm – Discussion:
Tom Toomey & Mark Wallis
2:45 – 3:00pm – Break
3:00 – 4:30pm – Discussion:
Martha Carlin & Mike Ernst
4:30 – 6:00pm – Reception @ Grand Hyatt
6:30pm – Dinner @ Capital Grille

Please register at ir.udrt.com if you have not done so already.
Call Larry Thede at 720.283.2450 with questions.

Notes:

Statements contained in this presentation, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by the Company's use of words such as, "expects," "plans," "estimates," "projects," "intends," "believes," and similar expressions that do not relate to historical matters. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of competition and competitive pricing, acquisitions or new developments may not achieve anticipated results, delays in completing developments and lease-ups on schedule, difficulties in selling existing apartment communities, and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. All forward-looking statements in this presentation are made as of today, based upon information known to management as of the date hereof, and the Company assumes no obligation to update or revise any of its forward-looking statements even if experience or future changes show that indicated results or events will not be realized.

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UDR | United Dominion Realty Trust

Investor Presentation
March 2007